UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

APACHE OFFSHORE INVESTMENT PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-13546	41-1464066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard

Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As of March 22, 2019, Apache Corporation (“Apache”) has given notice of its intent to withdraw as Managing Partner of Apache Offshore Investment Partnership (the “Investment Partnership”) effective June 20, 2019. The investing partners who own units of partnership interests in the Investment Partnership (the “Investing Partners”) will have 120 days from March 22, 2019 to elect to continue the business of the Investment Partnership and select a substitute Managing Partner. The information contained in the Notice of Withdrawal, attached hereto as Exhibit 99.1, is incorporated herein by reference. The Notice of Withdrawal is being sent to all Investing Partners.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Notice of Withdrawal of Apache Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE OFFSHORE INVESTMENT PARTNERSHIP
	By:	Apache Corporation, Managing Partner

Date: March 25, 2019	/s/ Rebecca A. Hoyt
	Name:	Rebecca A. Hoyt
	Title:	Senior Vice President, Chief Accounting Officer and Controller of Apache Corporation, Managing Partner